UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2012

GBS ENTERPRISES INCORPORATED

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53223	27-3755055
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

585 Molly Lane

Woodstock, GA 30189

 (Address of Principal Executive Offices)

 (Zip Code)

(404) 474-7256

 (Registrant's Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report)

Copies to:

 Philip Magri, Esq.

The Sourlis Law Firm

130 Maple Avenue, Suite 9B2

 Red Bank, New Jersey 07701

 Direct Dial: (954) 303-8027

T: (732) 530-9007

 F: (732) 530-9008

philmagri@sourlislaw.com

 www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 27, 2012, GBS Enterprises Incorporated, a Nevada corporation (the “Company”), issued a press release announcing the Company’s financial results for the three and nine month period ended December 31, 2011 (the “Press Release”). The Press Release has been furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein in its entirety.

As permitted under General Instruction B to the Current Report on Form 8-K promulgated by the United States Securities and Exchange Commission, the information in a Current Report on Form 8-K furnished pursuant to Item 2.02 (Results of Operations and Financial Condition) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act. If a report on Form 8-K contains disclosures under Item 2.02, whether or not the report contains disclosures regarding other items, all exhibits to such report relating to Item 2.02 will be deemed furnished, and not filed, unless the registrant specifies, under Item 9.01 (Financial Statements and Exhibits), which exhibits, or portions of exhibits, are intended to be deemed filed rather than furnished pursuant to this instruction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.:	Description:
99.1(1)	Press Release, dated February 27, 2012, of GBS Enterprises Incorporated

(1)	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

By:	/s/ Joerg Ott
Joerg Ott
Chief Executive Officer
(Principal Executive Officer)

Dated: February 27, 2012